                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement     [ ] Confidential, for Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                              IBS INTERACTIVE, INC.
                (Name of Registrant as Specified in Its Charter)


                       ----------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    ---------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

    ---------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    ---------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

    ---------------------------------------------------------------------------

    (5) Total fee paid:

    ---------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

    ---------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

    ---------------------------------------------------------------------------

    (3) Filing Party:

    ---------------------------------------------------------------------------

    (4) Date Filed:

    ---------------------------------------------------------------------------

                                           September 14, 2001

Dear Stockholder:

         It is my pleasure to invite you to the 2001 Annual Meeting of Stockholders of IBS Interactive, Inc. The 2001 Annual Meeting will be held on October 30, 2001 at 10:00 a.m., local time, at the law offices of Bush Ross Gardner Warren & Rudy PA, 220 South Franklin Street, Tampa, Florida.

         The notice of the meeting and proxy statement on the following pages contains information on the formal business of the meeting. Whether or not you expect to attend the meeting, please sign, date, and return your proxy promptly in the enclosed envelope to assure your stock will be represented at the meeting.

         The continuing interest of the stockholders in the business of the Company is gratefully acknowledged and appreciated.

                                           Sincerely,



                                           ROY E. CRIPPEN, III,
                                           Chief Executive Officer and President

                              IBS INTERACTIVE, INC.
                       400 NORTH ASHLEY DRIVE, SUITE 2600
                              TAMPA, FLORIDA 33602

                  NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 30, 2001

         The Annual Meeting of Stockholders of IBS Interactive, Inc. ("IBS Interactive" or the "Company") will be held on October 30, 2001 at the law offices of Bush Ross Gardner Warren & Rudy PA, 220 South Franklin Street, Tampa, Florida at 10:00 a.m., local time, to consider and act upon the following matters:

         1. To elect five directors to serve, subject to the provisions of the By-laws, until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

         2. To approve an amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of common stock;

         3. To approve an amendment to the Restated Certificate of Incorporation to change the name of the Company to Digital Fusion, Inc.; and

         4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only shareholders of record at the close of business on September 21, 2001 are entitled to notice of and to vote at this Meeting and any adjournments thereof. For ten days prior to the meeting, a complete list of the shareholders entitled to vote at the Meeting will be available for examination by any shareholder for any purpose relating to the Meeting during ordinary business hours at the executive offices of the Company in Tampa, Florida.

                                        By Order of the Board of Directors,



                                        Elena I. Crosby,
                                        Secretary

Tampa, Florida
September 14, 2001



                                    IMPORTANT

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE, WHETHER OR NOT YOU INTEND TO ATTEND THE MEETING. PROXIES ARE REVOCABLE, AND ANY SHAREHOLDER MAY WITHDRAW THEIR PROXY AND VOTE IN PERSON AT THE MEETING.

                              IBS INTERACTIVE, INC.
                       400 NORTH ASHLEY DRIVE, SUITE 2600
                              TAMPA, FLORIDA 33602

             PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON TUESDAY, OCTOBER 30, 2001

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on October 30, 2001 at 10:00 a.m., local time, at the law offices of Bush Ross Gardner Warren & Rudy PA, 220 South Franklin Street, Tampa, Florida, and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. Unless instructed to the contrary on the proxy, it is the intention of the persons named in the proxy to vote the proxies in favor of (i) the election of the five director nominees listed below to serve until the next Annual Meeting of Stockholders, (ii) the approval of an amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of common stock, and
(iii) the approval of an amendment to the Restated Certificate of Incorporation to change the name of the Company to Digital Fusion, Inc. The record date with respect to this solicitation is the close of business on September 21, 2001, and only stockholders of record at that time will be entitled to notice of and to vote at the meeting.

         Our principal executive office is located at 400 North Ashley Drive, Suite 2600, Tampa, Florida 33602 and our telephone number is (813) 221-0024. The shares represented by all validly executed proxies received in time to be taken to the meeting, and not previously revoked, will be voted at the meeting. Each proxy may be revoked by the stockholder at any time prior to its being voted by filing with us a revoking instrument or a duly executed proxy bearing a later date. The powers of the proxy holder will be suspended if the person executing the proxy attends the Annual Meeting in person and so requests. Attendance at the Annual Meeting will not, in itself, constitute a revocation of a previously granted proxy. The approximate date on which this proxy statement and accompanying proxy has first been mailed to stockholders is September 26, 2001.

         As August 31, 2001, 7,137,131 shares of our common stock, par value $.01 per share, were outstanding. Each stockholder will be entitled to one vote for each share of common stock registered in his or her own name on the books of the Company as of the close of business on September 21, 2001, on all matters that come before the meeting. The presence in person or by proxy at the Annual Meeting of the holders of a majority of such shares shall constitute a quorum. There is no cumulative voting.

         Directors will be elected by a plurality of votes cast at the Annual Meeting. All other matters that properly come before the Annual Meeting must be approved by a majority of the votes present at the Annual Meeting. Votes shall be counted by one or more employees of Continental Stock Transfer and Trust Company (our "Transfer Agent") who shall serve as the inspectors of election. The inspectors of election will canvas the stockholders present in person at the meeting, count their votes and count the votes represented by proxies presented. With respect to approval of any particular proposal, abstentions are considered present at the meeting, but since they are not affirmative votes for the proposal they will have the same effect as votes against the proposal. Broker non-votes, on the other hand, are only considered present at the meeting for the particular proposals voted by brokers but not for particular proposals for which the broker withheld authority to vote. Broker non-votes occur when a broker nominee (that has voted on one or more matters at the meeting) does not vote on one or more other matters at the meeting because it has not received instructions to so vote from the beneficial owner and does not have discretionary authority to so vote.

                        PROPOSAL 1- ELECTION OF DIRECTORS

         The five persons named below, who are currently members of our Board of Directors, have been nominated for reelection to serve until the next Annual Meeting of Stockholders and until their respective successors have been elected and qualified.

         Unless stated to be voted otherwise, each proxy will be voted for the election of the nominees named below. All of the nominees have consented to serve as directors if elected. If at the time of the Annual Meeting any nominee is unable or declines to serve, the proxies may be voted for any other person who shall be nominated by the present Board of Directors to fill the vacancy.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE SLATE OF NOMINEES NAMED BELOW.

         NICHOLAS R. LOGLISCI, JR., 39. Mr. Loglisci has served as our Chairman of the Board since the Company's inception in February 1995. In July 2001, Mr. Loglisci became the President and COO of Time Link International Corporation (a privately-held company) a leading provider of workforce management and data collection solutions. From February 1995 to July 2001, Mr. Loglisci served with IBS Interactive as its Chief Executive Officer. Prior to founding the Company, Mr. Loglisci gained corporate experience in a variety of sales, marketing and management positions while working for Motorola Inc. and the Allen Telecom Group. Prior to his corporate experience, Mr. Loglisci served as an officer in the U.S. Army from May 1985 to July 1990. Mr. Loglisci is a graduate of both the U.S. Army's Airborne and Ranger schools. Mr. Loglisci holds a BS degree in Engineering from the United States Military Academy and an MBA degree from New York University's Stern School of Business.

         ROY E. CRIPPEN, III, 42. Mr. Crippen has served as a director of the Company since March 2000. Mr. Crippen became our Chief Executive Officer in July 2001 and has served as President since October 2000 and as our Chief Operating Officer since March 2000. Prior to joining the Company, he was Chief Executive Officer of digital fusion, inc., a company that IBS Interactive acquired in March 2000. Before digital fusion, Mr. Crippen was one of the original founders of PowerCerv Technologies Corporation ("PowerCerv"), an Enterprise Resource Planning ("ERP") software company he helped take public in 1996. During his time with PowerCerv, Mr. Crippen held several key positions including Executive Vice President, Chief Technology Officer, and Vice Chairman. In 1996, Mr. Crippen was co-recipient of the Florida Entrepreneur of the Year award in the technology division. Mr. Crippen was Florida Regional Manager for Spectrum Associates, an application development and consulting company before joining PowerCerv. Mr. Crippen holds a degree in computer engineering from the University of South Florida.

         BRUCE E. FIKE, 57. Mr. Fike has served as a director of the Company since April 2000. Since 1991, Mr. Fike has served as Chairman of Aldenshire Ltd., an investment corporation. Mr. Fike serves as an advisor to Moeo in Los Angeles, CA and Link2Cell in Atlanta, GA, and a director of MyBenefitSource, in Atlanta. Mr. Fike is a director of the Center for Puppetry Arts, a not-for-profit organization. He holds a BS degree in Mathematics and Management Science from the University of Akron and studied corporate law at the University of Tennessee College of Law.

         AHMAD AL-KHALED, 34. Mr. Al-Khaled has served as a director since April 2000. Mr. Al-Khaled has been the Chief Operating Officer of Tekbanc Limited since March 2000. Mr. Al-Khaled is also the Assistant Deputy Director and head of the Investment Funds Division at the Kuwait Fund for Arab Economic Development's Investment Department, which he joined in September 1995. He also serves on the board of directors of incuVest LLC, a U.K.-based creator and operator of leading-edge technology companies, Brask Management, a U.K.-based sports management firm, and Tech Pacific, a Hong Kong-based technology services company. Mr. Al-Khaled holds a BA degree from California State University.

         O. G. GREENE, 59. Mr. Greene became a director of the Company in January 2001. Mr. Greene has served as the Chief Executive Officer of CareeRx, a provider of automated solutions to the recruiting and career management industry since October 1999. From January 1998 to April 1999, Mr. Greene served as the Chief Executive Officer of Speer Communications (now DSM Networks), a Nashville, Tennessee based provider of information and media services to the broadcast and network industries. In 1995, Mr. Greene co-founded Atlanta, Georgia based GridNet International, a provider of TCP-IP networks to large telecommunications companies and corporations such as BellSouth, PACBell, BellAtlantic, and Mindspring, and served as its President and Chief Executive Officer from June 1995 to January 1998. Prior to GridNet, Mr. Greene served as Executive Vice President and Chief Operating Officer of First Financial Management, a provider of payment system services to the credit card, health care and checking industries. Mr. Greene also is a past Chief Executive Officer of National Data Corporation (NDC), one of the largest providers of payment system services to the credit card and healthcare industries. Prior to his leadership at NDC, Mr. Greene enjoyed a twenty-five year career at Burroughs Corporation. Mr. Greene also is on the board of directors of PowerCerv Corporation in Tampa, Florida; The National Registry, Inc. in St. Petersburg, Florida and Auburn University.

                               DIRECTOR ATTENDANCE

         Our Board of Directors met seven times during the fiscal year that ended on December 31, 2000. Each Director listed above who was then serving attended all of the meetings of the Board of Directors and the meetings of the Committees of the Board of Directors of which he was a member.

EXECUTIVE COMMITTEE. We have an Executive Committee consisting of Messrs. Crippen and Al-Khaled. The Executive Committee was formed in April 2000. The primary function of the Executive Committee is to review the Company's operations on an ongoing basis, discuss ways to increase shareholder value, and make recommendations to the Board of Directors concerning the management of the Company. In fiscal year 2000, the Executive Committee held no meetings.

AUDIT COMMITTEE. We have an Audit Committee consisting of Messrs. Fike, Al-Khaled and Crippen. Barrett Wissman and Susan Torricelli, who resigned as Directors of the Company effective August 8, 2000 and May 21, 2001 respectively, were members of the Audit Committee. Messrs. Fike and Al-Khaled are both independent directors of the Company. The functions of the Audit Committee and its activities during fiscal year 2000 are described below under the heading Report of the Audit Committee.

COMPENSATION COMMITTEE. We also have a Compensation Committee consisting of Messrs. Crippen, Fike and Greene. Frank Altieri, David Faeder and Patricia Duff, who resigned as Directors of the Company effective April 3, 2000, January 23, 2001 and August 3, 2001 respectively, were members of the Compensation Committee. Subject to existing contractual obligations, the Compensation Committee is responsible for setting and administering the policies that govern executive compensation and the granting of employee stock options. The Compensation Committee met once in 2000.

         We do not have a nominating committee or other committees.

                   OTHER EXECUTIVE OFFICERS OF IBS INTERACTIVE

         KAREN L. SURPLUS, 42. Ms. Surplus has served as our Chief Financial Officer and Treasurer since January 2001 and previously was our Vice President of Administration since March 2000. Prior to joining us, she was the Vice President of Finance of digital fusion, inc. Prior to her position with digital fusion, Ms. Surplus was Chief Accounting Officer of PowerCerv Corporation, whom she helped take public in 1996. Before her time at PowerCerv, she spent ten years at Florida Progress Corporation and its subsidiaries, the last position held being Controller and Assistant Treasurer with the Financial Services subsidiary. Ms. Surplus spent four years with Arthur Andersen public accounting firm where she received her Certified Public Accounting license. Ms. Surplus holds a BA degree in Business from Kansas State University and an MBA degree from the University of Tampa.

         ELENA I. CROSBY, 36. Ms. Crosby has served as our Director of Legal Affairs and Secretary since December 2000. Prior to joining us, she served as Corporate Paralegal for PowerCerv Corporation, handling corporate, SEC, and intellectual properties as that company was taken public in 1996. Before her time at PowerCerv, she spent five years at a prominent litigation firm in Miami. Ms. Crosby previously spent six years as Compliance Manager for two major brokerage firms where she was responsible for NASD and SEC compliance as well as trading for institutional accounts.

                              CERTAIN TRANSACTIONS

         In September and October 1999, Mr. Stephen Loglisci, the brother of Nicholas R. Loglisci, Jr., the Chairman of the Board of Directors of the Company, purchased $300,000 in convertible debentures issued by the Company (the "1999 Convertible Debentures"). The 1999 Convertible Debentures paid an interest rate of 12% per year and were convertible into a subsequent equity offering by the Company with proceeds of at least $3 million. The 1999 Convertible Debentures were converted in December 1999 in connection with a $4.8 million private placement of units consisting of common stock and warrants offered by the Company (including $600,000 of proceeds from the conversion of the 1999 Convertible Debentures). In connection with the conversion, Mr. Stephen Loglisci received three units consisting of an aggregate 30,000 shares of common stock and warrants to purchase 7,500 shares of common stock at $12.50 per share. In addition, Mr. Stephen Loglisci received warrants to purchase an additional 6,840 shares at $12.50 per share.

         During March 2000, the Company purchased digital fusion, inc. ("DFI"), an information technology consulting services company. For his ownership interests in DFI, Roy E. Crippen, III received 399,396 shares of the Company's common stock and a promissory note in the original principal amount of $215,891 and bearing interest at the rate of 6% per annum. A balloon payment equal to the remaining principal balance on the note and all accrued interest is due on March 1, 2003. Roy E. Crippen, III joined the Board of Directors of the Company in March 2000 and is the Company's current Chief Executive Officer and President.

         In April 2000, Tekbanc Limited purchased $5 million in equity securities issued by the Company in 45.45 units consisting of 454,545 shares of common stock at a price of $11.00 per share and three-year warrants to purchase 113,636 shares of common stock at $13.75 per share. Ahmad Al-Khaled, Chief Operating Officer of Tekbanc, joined the Board of Directors of the Company in April 2000 and received three-year warrants to purchase 60,000 shares of common stock at $13.75 per share. Mr. Al-Khaled was named to the Executive Committee of the Board of Directors of the Company in April 2000 and the Audit Committee of the Board of Directors of the Company in July 2000. Tekbanc had a right to purchase an additional 45.45 units consisting of 454,545 shares of common stock at a price of $11.00 per share and three-year warrants to purchase 113,636 shares of common stock at an exercise price of $13.75 per share. Tekbanc's right to purchase these shares and warrants expired on August 1, 2000.

         In September 2000, the Company purchased the original equipment manufacturing rights to a financial accounting software package developed by PowerCerv Technologies Corporation ("PowerCerv"). The purchase price was $350,000, which approximates fair market value, of which $140,000 was paid in the third quarter of 2000, $105,000 was paid on December 31, 2000 and $105,000 will be paid during 2001. Roy Crippen, III, the Company's Chief Executive Officer, President and Chief Operating Officer, is a member of the Board of Directors of PowerCerv.

         On October 13, 2000, the Company entered into a consulting services agreement with PowerCerv. The Company provides consulting services to PowerCerv at $130 per hour for a total of $350,000. PowerCerv paid IBS $200,000 and the remaining $150,000 of services will be offset by reducing a long-term note that the Company owes to PowerCerv related to the Company's acquisition of digital fusion, inc. in March 2000. The total amount of this agreement is due and payable in 2001 and all unused paid services must be used by December 31, 2001.

         During April 2001, the Company sold its web hosting and non-dial-up business to Veraciti, Inc. for $200,000 cash and $60,000 worth of services to complete certain customer projects. In addition, Veraciti assumed certain leases obligations of the Company related to the web hosting and non-dial-up business and subleased 4,000 square feet of the Cedar Knolls office space. The Company recorded a $211,000 loss related to this sale. Veraciti is owned by Frank Altieri, a former member of the Board of Directors of IBS.

                          REPORT OF THE AUDIT COMMITTEE

         The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report be reference therein.

         During fiscal 2000, the Audit Committee of the Board of Directors developed a charter for the Audit Committee, which was approved by the full Board on August 2, 2000. The complete text of the new charter, which reflects standards set forth in the new SEC regulations and Marketplace Rules of NASDAQ, is reproduced in the appendix to this proxy statement.

         The Audit Committee reviewed and discussed the Company's December 31, 2000 audited financial statements with the Company's management and with BDO Seidman, LLP ("BDO"), our independent auditors.

         In accordance with Statement on Auditing Standards (SAS) 61, Communication with Audit Committees and SAS 90, Audit Committee Communications, the audit committee discussed certain matters required to be discussed with the Company's independent auditors.

         The audit committee has received written disclosures and a letter from BDO as required by the Independence Standards Board 1, Independence Discussions with Audit Committees, and the committee has discussed the issue of auditor independence with BDO.

         The non-auditing services provided by BDO is compatible with maintaining BDO's independence in auditing the Company's annual financial statements and reviewing the Company's quarterly financial statements.

         Based on the foregoing, the Audit Committee recommended to the Board of Directors of the Company that the audited financial statements of the Company be included in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000.

                                           Members of the Audit Committee

                  Bruce E. Fike            /s/ Bruce E. Fike
                                           -------------------------------

                  Ahmad Al-Khaled          /s/ Ahmad Al-Khaled
                                           -------------------------------

                  Roy E Crippen, III       /s/ Roy E. Crippen, III
                                           -------------------------------


                             EXECUTIVE COMPENSATION

         The following table sets forth compensation paid to IBS Interactive's Chief Executive Officer and its other most highly compensated executive officers for the three years ended December 31, 2000.

                           SUMMARY COMPENSATION TABLE

                                                                    Annual Compensation                    Long-Term Compensation
                                                       -----------------------------------------------    -------------------------
                                                                                            Other                        Securities
Name and Principal                                                                          Annual         Restricted    Underlying
Position                                               Year     Salary       Bonus     Compensation(1)    Stock Awards    Options
------------------                                     ----    --------     -------    ---------------    ------------   ----------
                                                       2000    $125,294     $     0        $ 7,200             $0          50,000
Nicholas R. Loglisci, Jr.                              1999    $115,000     $15,000        $ 7,200             $0           5,000
 Former Chief Executive Officer(2)................     1998    $ 75,133     $     0        $ 5,200             $0               0

Roy E. Crippen, III
  Chief Executive Officer, President and Chief
  Operating Officer(3)............................     2000    $ 83,333     $     0        $     0             $0         150,000

Frank R. Altieri, Jr.                                  2000    $114,932     $     0        $ 5,500             $0          50,000
 Former Chief Information Officer(4)..............     1999    $115,000     $15,000        $ 4,800             $0           5,000
                                                       1998    $ 75,133     $     0        $ 4,800             $0               0

Howard B. Johnson                                      2000    $125,294     $     0        $ 6,000             $0         150,000
  Former Chief Financial Officer(5)...............     1999    $ 71,875     $     0        $18,200             $0         150,000

Karen L. Surplus
 Chief Financial Officer(6).......................     2000    $ 91,667     $     0        $     0             $0          65,000

(1) Represents payment of automobile allowance and, in the case of Mr. Johnson, reimbursement of $15,000 in relocation expenses during 1999.

(2)      Mr. Loglisci, Jr. resigned as Chief Executive Officer during July 2001.

(3) Mr. Crippen's employment with IBS Interactive commenced on March 1, 2000 when DFI was acquired.

(4)      Mr. Altieri terminated his employment on November 15, 2000.

(5) Mr. Johnson's employment with IBS Interactive commenced on May 7, 1999 and he terminated his employment with the Company on February 1, 2001.

(6) Ms. Surplus's employment with IBS Interactive commenced on March 1, 2000 when DFI was acquired.

         The following table summarizes options granted during the year ended December 31, 2000, to the executive officers named in the Summary Compensation Table above.

                        OPTION GRANTS IN LAST FISCAL YEAR
                               (Individual Grants)

                                                    Number of
                                                    Securities        Percent of Total Operations   Exercise
                                                Underlying Options      Granted to Employees in     Price Per
Name                                            Granted(1),(2)(3)            Fiscal Year(4)          Shares        Expiration Date
----                                            ------------------    ---------------------------   ---------      ---------------
Nicholas R. Loglisci,                                 40,000                     3.51%               $ 6.0625       July 6, 2010
Jr.(3) ................................               10,000                     0.88%               $10.1875     January 13, 2010

Roy E. Crippen III(1)..................              150,000                    13.15%               $  10.49       March 1, 2010

Frank R. Altieri, Jr.(2)...............               40,000                     3.51%               $ 6.0625    February 15, 2004
                                                      10,000                     0.88%               $10.1875    February 15, 2004

Howard B. Johnson(2)...................               25,000                     2.19%               $  0.938     February 15, 2004
                                                      50,000                     4.38%               $ 6.0625        Expired(2)
                                                      75,000                     6.57%               $10.1875        Expired(2)

Karen L. Surplus(1)....................               25,000                     2.19%               $  0.938     November 29, 2010
                                                      40,000                     3.51%               $  10.49       March 1, 2010

(1) The options granted to Mr. Crippen and Ms. Surplus of 150,000 and 40,000 respectively, vest 25% on March 1, 2000 and the remainder vest ratably each month over a 36-month period. The option to purchase 25,000 shares of common stock granted to Mrs. Surplus vest 25% on November 29, 2000 and the remainder vest over a four-year period at the rate of 20% on each anniversary of the date of grant.

(2) Messrs. Altieri and Johnson terminated their employment with the Company. As per their termination agreements with the Company, their options terminated except for 50,000 options for Mr. Altieri, which expire on February 15, 2004 and 25,000 options for Mr. Johnson, which expire on February 15, 2004. These options are fully vested.

(3) Mr. Loglisci resigned from the Company during July 2001 and per his termination agreement, these options became fully vested at that time.

(4) During the year ended December 31, 2000, IBS Interactive granted employees options to purchase 1,140,825 shares of common stock under our Stock Option Plans.

                 AGGREGATED OPTION EXERCISES IN FISCAL 2000 AND
                       FISCAL 2000 YEAR-END OPTION VALUES

         The following table shows the number of shares underlying both exercisable and unexercisable stock options held by the executive officers named in the Summary Compensation Table as of the year ended December 31, 2000, and the values for exercisable and unexercisable options. No options were exercised during the year ended December 31, 2000 by these executive officers.

                                                         Number of Securities Underlying           Value Unexercised Options
                                                               Unexercised Options                   In-The-Money Options
                                                               at December 31, 2000                 at December 31, 2000(1)
                                                       ----------------------------------     ---------------------------------
         Name                                          Exercisable         Unexercisable      Exercisable         Unexercisable
         ----                                          -----------         -------------      -----------         -------------
         Nicholas R. Loglisci, Jr................         55,000                    0              $0                  $0

         Roy E. Crippen, III.....................         65,625               84,375              $0                  $0

         Frank R. Altieri, Jr....................         50,000                    0              $0                  $0

         Howard B. Johnson.......................         25,000                    0              $0                  $0

         Karen L. Surplus........................         17,500               47,500              $0                  $0

(1) Options are in-the-money if the market value per share of the shares underlying the options is greater than the option exercise price. This calculation is based on the fair market value at December 31, 2000 of $0.75 per share, less the exercise price.

                            COMPENSATION OF DIRECTORS

         Directors who are officers or employees of the Company receive no additional compensation for service as members of the Board of Directors or committees thereof. Directors are reimbursed for their reasonable expenses in connection with attendance at meetings of the Board of Directors. All directors who are not employees (the "Eligible Directors") may participate (as directors) in our Stock Option Plans. Upon the initial election of an Eligible Director, such director is granted an option to purchase 10,000 shares of common stock (the "Initial Options"). The Initial Options become exercisable in full on the first anniversary of the date of grant if such person is then serving as a director. In addition, immediately after each Annual Meeting of Stockholders, each Eligible Director reelected will receive an option to purchase 3,000 additional shares of common stock (the "Annual Options"). The Initial Options and Annual Options have a term of ten years and an exercise price payable in cash or shares of common stock. The exercise price of Initial Options and Annual Options will be equal to the fair market value of our common stock on the date of grant. Eligible Directors will receive such additional compensation for their service as the Board of Directors may determine from time to time. Two directors, O.G. Greene and Bruce E. Fike receive $1,000 per Board of Director's non-telephonic meeting. In addition, each non-employee director received an option to purchase 60,000 shares of the Common Stock. These options vest ratably over a twelve-month period and have an exercise price of $0.29 per share.

         In May 2001, we purchased an aggregate of $3,000,000 of directors and officers liability insurance for indemnification of all of our directors and officers at a cost of approximately $70,000.

    EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-OF-CONTROL
                                  ARRANGEMENTS

Employment Agreements

         In March 2000, we entered into a three-year employment agreement with Mr. Crippen, pursuant to which Mr. Crippen is employed as our Chief Operating Officer. Mr. Crippen is entitled to compensation consisting of an annual base salary in the amount of $100,000. In addition, Mr. Crippen is entitled to a base salary increase of 20% per year, a bonus based on the achievement of certain performance criteria, including our profitability, and a monthly automobile allowance. In the event that we terminate Mr. Crippen, without cause, we will be required to pay to him his annual base salary for a period of two years after termination and options and restricted stock then held by such executive will automatically vest. Mr. Crippen is also subject to certain non-competition, confidentiality and non-disclosure of invention obligations pursuant to his employment agreement.

         The employment agreement entered into between Mr. Crippen and the Company contains a change of control provision. In his employment agreement, a change of control (hereinafter, an "Employment Agreement Change of Control") is defined as either (1) a transaction that results in a person other than Mr. Crippen (or any person or entity related to or controlled by them) becoming the owner of more than 50% of the total aggregate voting power of our outstanding voting stock; or (2) a period of two consecutive years, during which individuals who at the beginning of such period constituted our Board of Directors (together with any new directors whose election by stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) ceasing for any reason to constitute a majority of the directors then in office unless such majority of the directors then in office has been elected or nominated for election by Mr. Crippen (or any person or entity related to or controlled by them).

         The employment agreement of Mr. Crippen provides that if, upon an Employment Agreement Change of Control, or at any time within one year thereafter, the executive is no longer employed by us for any reason other than for cause or the executive's death, disability or legal incapacity, the executive shall be entitled to receive a lump sum payment equal to two times the amount of his annual base salary then in effect plus any other amounts to which he is entitled under our employee compensation plans and policies as of the date of termination.

         During 2000, Mr. Loglisci was employed as our Chief Executive Officer. Mr. Loglisci tendered his resignation effective July 1, 2001 and his employment agreement was terminated by an Employment Termination Agreement. In accordance with his termination agreement, the Company paid Mr. Loglisci a payment of $16,769. Mr. Loglisci's family medical and dental coverage will continue through December 31, 2001, and his 55,000 options are completely vested and remain exercisable until the option agreements expiration dates. Mr. Loglisci continues to be the Chairman of the Company's Board of Directors.

         During 2000, Mr. Johnson was employed as our Chief Financial Officer. Mr. Johnson tendered his resignation effective February 1, 2001 and his employment agreement was terminated by mutual agreement of Mr. Johnson and us. The Company agreed to vest 25,000 of Mr. Johnson's options, which expire on February 15, 2004.

         During 2000, Mr. Altieri was employed as our Chief Information Officer. Mr. Altieri resigned from the Company effective November 15, 2000 and his employment agreement was terminated by an Employment Termination Agreement. The Company agreed to vest 50,000 of Mr. Altieri's options, which expire on February 15, 2004.

         Mr. Brenner was our Chief Operating Officer through May 2000. Mr. Brenner's employment agreement was terminated by a termination agreement effective May 31, 2000. Mr. Brenner received seven monthly payments of $12,853.81 for certain consulting services. Mr. Brenner's family medical and dental coverage continues through December 31, 2001. In accordance with his termination agreement, he was granted an additional 25,000 options and all options including the additional 25,000 which totals 122,500 are completely vested and remain exercisable until May 31, 2005.

1998 and 1999 and 2000 Stock Option Plans

         Effective as of March 10, 1998, we adopted the 1998 IBS Interactive, Inc. Stock Option Plan (the "1998 Stock Option Plan") and effective as of May 7, 1999 we adopted the 1999 IBS Interactive, Inc. Stock Option Plan (the "1999 Stock Option Plan"). Effective as of June 9, 2000, we adopted the 2000 IBS Interactive, Inc. Stock Option Plan (the "2000 Stock Option Plan"). Stock options granted under the 1998 Stock Option Plan, the 1999 Stock Option Plan and the 2000 Stock Option Plan become exercisable in certain situations, including termination of employment without cause, after a change of control as defined in each of the 1998 Stock Option Plan, 1999 Stock Option Plan and 2000 Stock Option Plan (a "Stock Option Change of Control").

         A Stock Option Change of Control is deemed to occur if any of the following events occur:

                  (i) Any "person" or "group" within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (a) becomes the "beneficial owner," as defined in Rule 13d-3 under the Exchange Act, of 50% or more of the combined voting power of IBS Interactive's then outstanding securities, otherwise than through a transaction or series of related transactions arranged by, or consummated with the prior approval of, the Board of Directors of IBS Interactive; or (b) acquires by proxy or otherwise the right to vote 50% or more of the then outstanding voting securities of IBS Interactive, otherwise than through an arrangement or arrangements consummated with the prior approval of the Board for the election of directors, for any merger or consolidation of IBS Interactive or for any other matter or question.

                  (ii) During any period of 24 consecutive months, Present Directors and/or New Directors (each as defined in the 1998, 1999 or 2000 Stock Option Plan) cease for any reason to constitute a majority of the Board.

                  (iii) Consummation of (a) any consolidation or merger of IBS Interactive occurs in which IBS Interactive is not the continuing or surviving corporation or pursuant to which shares of our stock would be converted into cash, securities or other property, other than a merger of IBS Interactive in which the holders of IBS Interactive's stock immediately prior to the merger have the same proportion and ownership of common stock of the surviving corporation immediately after the merger; or (b) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of IBS Interactive occurs.

             SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of our common stock as of August 31, 2001 by: (i) each person or entity who is known by IBS Interactive to own beneficially 5% or more of the outstanding shares of common stock, (ii) each of the executive officers named in the Summary Compensation Table above, (iii) each director, and (iv) all of our executive officers and directors as a group.

                                                                                        Amount and Nature
                                                                                          of Beneficial           Percentage of
         Name and Address of Beneficial Owner(14)                                         Ownership(1)               Class(2)
         ----------------------------------------                                       -----------------         -------------
         Nicholas R. Loglisci, Jr.(3)  ....................................                   438,091                  6.1%
         Roy Crippen III(4)................................................                   671,671                  9.3%
         Karen L. Surplus(5)...............................................                    35,556                     *
         Ahmad Al-Khaled(6)................................................                    75,000                  1.0%
         Bruce Fike(7).....................................................                    28,000                     *
         O. G. Greene(8)...................................................                    15,000                     *
         Tekbanc Limited(9)................................................                   643,181                  9.0%
         Frank R. Altieri, Jr.(10).........................................                   423,435                  5.9%
         Clark and Carla Frederick(11),(12)................................                   380,735                  5.3%
         Sean Mann(13).....................................................                   356,200                  4.9%
         All executive officers and directors as a group(6 persons)........                 1,218,401                 17.1%

-----------

       * Indicates beneficial ownership of less than one percent of the total outstanding common stock.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options and warrants held by that person that are currently exercisable or are exercisable within 60 days of August 31, 2001 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, the stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder's name.

(2)      7,137,131 shares of common stock are outstanding as of August 31, 2001.

(3) Includes 55,000 shares of common stock Mr. Loglisci has the right to acquire through the exercise of stock options.

(4) Includes 96,875 shares of common stock Mr. Crippen has the right to acquire through the exercise of stock options.

(5) Includes 35,056 shares of common stock Ms. Surplus has the right to acquire through the exercise of stock options.

(6) Includes 75,000 shares of common stock Mr. Al-Khaled has the right to acquire through the exercise of warrants and options.

(7) Includes 28,000 shares of common stock Mr. Fike has the right to acquire through the exercise of stock options.

(8) Includes 15,000 shares of common stock Mr. Greene has the right to acquire through the exercise of stock options.

(9) Includes 188,636 shares of common stock that Tekbanc Limited has the right to acquire through the exercise of warrants.

(10) Includes 50,000 shares of common stock Mr. Altieri has the right to acquire through the exercise of stock options.

(11)     Mr. Frederick and Carla Frederick own these shares as joint tenants.

(12) Includes 15,000 shares of common stock that Mr. Frederick has the right to acquire through the exercise of stock options.

(13) Includes 73,125 shares of common stock that Mr. Mann has the right to acquire through the exercise of stock options.

(14)     Unless otherwise indicated, the address of each beneficial owner is 400
         N. Ashley, Suite 2600, Tampa, FL 33602.

      PROPOSAL 2 - APPROVAL OF AN AMENDMENT TO THE RESTATED CERTIFICATE OF
          INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF
                                  COMMON STOCK

         The Board of Directors has approved an amendment to the second sentence of the article numbered "Fourth" of the Company's Restated Certificate of Incorporation to increase the number of authorized shares of common stock the Company is authorized to issue from Eleven Million (11,000,000) shares to Sixteen Million (16,000,000) shares. The Company's authorized Preferred Stock of One Million (1,000,000) shares will remain unchanged.

         Under the proposed amendment, the second and third sentences of the article numbered "Fourth" would be amended as follows:

         "The total number of shares of all classes of stock that the Corporation shall have the authority to issue is Seventeen Million (17,000,000) shares, of which Sixteen Million (16,000,000) shall be Common Stock, having a par value of $0.01 per share (the "Common Stock"), and One Million (1,000,000) shares shall be classified as Preferred Stock, par value $0.01 per share (the "Preferred Stock")."

         As of August 31, 2001 approximately 7,137,131 of the Company's eleven million currently authorized shares of common stock were issued and outstanding. Of the remaining authorized shares of common stock, approximately three million were reserved for issuance in connection with the Company's benefit plans and exercise of stock warrants.

         Our Board of Directors believes that it is in the best interests of the Company and our stockholders to increase the number of authorized shares of our common stock to insure that we have a sufficient number of shares for future issuance. The availability of such shares will provide us with flexibility to issue common stock to meet our business and financial needs, such as an equity offering to raise capital and adoption or renewal of Company benefit plans. Further, our Board of Directors believes the availability of additional shares of common stock will enable us to attract and retain talented employees through the grant of stock options or other stock-based incentives.

         If this proposal is approved all or a portion of the newly authorized shares may be issued without any further stockholder actions, except as required by applicable law, and without first offering these shares to the Company's then existing stockholders for purchase. Any issuance of these shares, other than on a pro-rata basis to all stockholders, would decrease the existing stockholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders. The holders of common stock have no preemptive rights.

         The Company does not have any current plans, agreements or understandings under which any of the additional shares of the common stock to be authorized would be issued.

         The Board has unanimously adopted this proposed amendment to the Restated Certificate of Incorporation and directed that the proposed amendment be submitted to the stockholders of the Company for their approval at the annual meeting. If approved by the stockholders, this amendment will become effective upon its filing with the Secretary of State of Delaware.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

      PROPOSAL 3 - APPROVAL OF AN AMENDMENT TO THE RESTATED CERTIFICATE OF
                 INCORPORATION TO CHANGE THE NAME OF THE COMPANY
                             TO DIGITAL FUSION, INC.

         The Board of Directors has approved an amendment to the article numbered "First" of the Company's Restated Certificate of Incorporation to change the name of the Company from IBS Interactive, Inc. to Digital Fusion, Inc.

         Under the proposed amendment, the article numbered "First" would be amended and restated as follows:

         "FIRST: The name of the corporation (hereinafter referred to as the "Corporation") is Digital Fusion, Inc.

         Since the acquisition of digital fusion, inc., the Company has concentrated its focus on Information Technology (IT) consulting services. In order to reflect the strategic focus of the Company, the Board of Directors believes it is in the best interest of the Company and its stockholders to change the name of the Company to Digital Fusion, Inc.

         This change will enable the Company to capitalize on the proven and measurable name and brand identity of Digital Fusion. Additionally, the Company will be able to utilize the strength of the Digital Fusion name across all levels and types of communication including advertising, marketing, and corporate.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO DIGITAL FUSION, INC.

                             INDEPENDENT ACCOUNTANTS

         The consolidated financial statements of the Company for the year ended December 31, 2000 have been audited by BDO Seidman, LLP, independent auditors ("BDO"). As of the date of this Proxy Statement, the Board has not selected the Company's independent accountants for the year 2001. Due to the Company relocating its corporate headquarters, including its accounting department, and changing its Chief Financial Officer during 2001, the Company has not completed its selection of its independent accountants. As such, no representatives from our current independent audit firm are expected to be at the annual meeting; however if they are they will have an opportunity to make a statement if they desire to do so.

AUDIT FEES

         The aggregate fees billed for professional services rendered by our principal accountant for the audit of the Company's annual financial statements and the quarterly reviews for the year ended December 31, 2000 was $140,865.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         There were no fees billed by BDO for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 30, 2000.

ALL OTHER FEES

         The aggregate fees billed for services rendered by BDO other than services covered above for the fiscal year ended 2000 was approximately $380,000. These fees related to professional services provided in conjunction with a potential merger with Infonautics and First Avenue Ventures which was not completed, tax return filings, audits of subsidiaries prior to being acquired and other items.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors does not know of any matters other than those described above to be presented at the meeting. If any other matters do come before the meeting, the persons named in the proxy will exercise their discretion in voting thereon.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and persons owning more than 10% of our common stock to file reports of ownership and reports of changes of ownership with the Securities and Exchange Commission. These reporting persons are required to furnish us with copies of all Section 16(a) forms that they file. Based solely upon a review of copies of these filings received, we believe that all filing requirements were complied with during the fiscal year ended December 31, 2000.

                STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

         Any proposal of a stockholder intended to be presented at our 2002 Annual Meeting of Stockholders, and to be included in our proxy statement relating to the 2002 Annual Meeting, must be received at our principal executive offices by May 29, 2002. In accordance with the advance notice provisions contained in our By-laws, our Secretary must receive notice of a stockholder's intent to propose any business at the 2002 Annual Meeting by May 29, 2002.

                                    EXPENSES

         We will bear all expenses in connection with the solicitation of proxies. Our officers and regular employees may, without compensation other than their regular compensation, solicit proxies by personal interview, telephone or facsimile. Brokerage houses, banks and other custodians, nominees and fiduciaries will be reimbursed for their reasonable out-of-pocket expenses incurred in forwarding proxies and proxy statements to the beneficial owners of our common stock.

                                  ANNUAL REPORT

         A COPY OF OUR ANNUAL REPORT TO STOCKHOLDERS (WHICH INCLUDES OUR ANNUAL REPORT ON FORM 10-KSB) IS BEING MAILED WITH THIS PROXY STATEMENT TO EACH STOCKHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING. STOCKHOLDERS NOT RECEIVING A COPY OF THE ANNUAL REPORT MAY OBTAIN ONE, WITHOUT CHARGE, BY WRITING, CALLING OR E-MAILING KAREN L. SURPLUS, CHIEF FINANCIAL OFFICER, IBS INTERACTIVE, INC., 400 NORTH ASHLEY DRIVE, SUITE 2600, TAMPA, FLORIDA 33602, TELEPHONE (813) 221-0024, E-MAIL ADDRESS KSURPLUS@DIGITALFUSION.COM.

By Order of the Board of Directors,



Elena I. Crosby
Secretary

                                                                      APPENDIX A

                              IBS INTERACTIVE, INC.

                             AUDIT COMMITTEE CHARTER

         This charter (this "Charter") of the audit committee (the "Audit Committee") of the Board of Directors (the "Board") of IBS Interactive, Inc. (the "Corporation") sets forth the rules of governance of the Audit Committee and has been duly adopted by the Board in compliance with Nasdaq's Marketplace Rules.

I.       AUDIT COMMITTEE PURPOSE

         The Audit Committee is appointed by the Board to assist the Board in fulfilling its oversight responsibilities. To this end, the Audit Committee's primary duties and responsibilities are to:

1. Support the independence of the independent auditors and their objective review and audit of the Corporation's annual financial statements.

2. Support the independence and funding of the internal auditors to help to assure that they have sufficient independence and resources to conduct internal audits as appropriate or necessary, free of interference or pressure.

3. Perform other functions, within the scope of the foregoing, which the Audit Committee deems necessary or appropriate to undertake from time to time.

         The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Corporation's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

         In addition, the Audit Committee and the Board have the ultimate authority and responsibility to select, evaluate, and where appropriate, replace the independent auditors. The independent auditors are ultimately accountable to the Audit Committee and the entire Board for such auditors' review of the financial statements and controls of the Corporation.

II.      AUDIT COMMITTEE COMPOSITION AND MEETINGS

1. Audit Committee members shall meet the applicable requirements of the National Association of Securities Dealers, Inc. The Audit Committee shall be comprised of three or more directors as determined by the Board, the majority of whom shall be independent, non-employee directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have past employment experience in the finance or accounting field.

2. Audit Committee members shall be appointed by the Board on recommendation of the Board's nominating committee or, if no such committee exists, then the Audit Committee Members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.

3. The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee should meet privately in executive session at least annually with the Corporation's management, the director of the internal auditing department, the independent auditors, and as an Audit Committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed. In addition, the Audit Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Corporation's financial statements and significant findings based upon the auditors' limited review procedures.

III.     AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

         The Audit Committee shall have the responsibility to perform the following:

1. On an annual basis (or more frequently as necessary or appropriate), review and reassess the adequacy of the Charter. Submit the Charter to the Board for approval and have the document published at least every three years in accordance with the regulations of the Securities and Exchange Commission (the "SEC").

2. On a periodic basis, review the Corporation's principal policies for accounting, internal control and financial reporting and, as applicable, review with management and the independent auditors any significant changes in the Corporation's accounting policies and review the effect on the Corporation's accounting policies of important pronouncements of the accounting profession and other regulatory bodies.

3.       Oversee independence of the independent auditors by:

         (a) receiving from the independent auditors, on a periodic basis, a formal written statement delineating all relationships between the independent auditors and the Corporation consistent with Independence Standards Board Standard No. 1;

         (b) reviewing, and actively discussing with the Board, if necessary, and the independent auditors, on a periodic basis, any disclosed relationships or services between the independent auditors and the or any other disclosed relationships or services that may impact the objectivity and independence of the auditors; and

         (c) recommending, if necessary, that the Board take certain action to satisfy itself of the auditor's independence.

4. On an annual basis, review management's recommendation for, and evaluation of the independence of, the Corporation's independent auditors and, based upon such review, recommend the appointment or discharge of such auditors.

5. On an annual basis, review with the independent auditors their plan, scope and timing of their audit and their audit fees and approve all such fees and other significant compensation to be paid to the independent auditors.

6. After completion of the audit by the independent auditors of the Corporation's annual financial statements, review with management and the independent auditors the audit report, the management letter relating to the audit report, any significant questions (resolved or unresolved) between management and the independent auditors that arose during the audit or in connection with the preparation of the Corporation's annual financial statements, and the cooperation afforded or limitations, if any, imposed by management on the conduct of the audit.

7. Review with management and the independent auditors, before publication, the Corporation's annual financial statements (including footnotes and any special disclosure questions) to be included in the annual report to stockholders and the annual report on Form 10-K or 10-KSB to be filed with the SEC. Discuss any significant changes to the Corporation's accounting principles and any items required to be communicated to the independent auditors in accordance with SAS 61.

8. Review with management and the independent auditors the company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Corporation's accounting principles and any items required to be communicated to the independent auditors in accordance with SAS 61. The Chair may represent the entire Audit Committee for purposes of this review.

9. Consider the independent auditors' judgment with respect to the quality and propriety of the Corporation's accounting principles as applied in its financial reporting.

10. On an annual basis (or more frequently as necessary or appropriate), review management's plans to engage the independent auditors to perform management advisory services.

11. On a periodic basis, review with management and the internal auditors the adequacy of the Corporation's internal accounting control system, the scope and results of the internal audit program, and the cooperation afforded or limitations, if any, imposed by management on the conduct of the internal audit program.

12. Review the budget, plan, changes in plan, activities and organizational structure of the internal audit department, as needed.

13. Review the appointment, performance and replacement of the senior internal audit executive.

14. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

15. On an annual basis, review with management, the Corporation's counsel and internal auditors, the procedures for monitoring compliance with the Corporation's policies on business integrity, ethics and conflicts of interest.

16. Review with management and the independent auditors the extent to which significant changes or improvements in important accounting and financial control practices, recommended by management or the independent auditors, have been implemented.

17. On a period basis, review the adequacy of the Corporation's accounting and financial control resources.

18.      Review reports on officers' and directors' expenses.

19. On an annual basis (or more frequently as necessary or appropriate), review with the Corporation's counsel any legal matters which may have a significant impact on the Corporation's financial statements, the Corporation's compliance with applicable laws and regulations, and inquiries received.

20. On a periodic basis, review the Corporation's financial planning policies and practices and financial objectives. Monitor the Corporation's financial condition and requirements for funds. Review periodically the Corporation's short-term and long-term capital expenditure plans and working capital position.

21. Review management recommendations with respect to the amount, timing, type and terms of public and private stock and debt issues and credit facilities.

22. On an annual basis, prepare a report to stockholders as required by the SEC. The report should be included in the Corporation's annual proxy statement.



                                    * * * * *

                              IBS INTERACTIVE, INC.
                       400 NORTH ASHLEY DRIVE, SUITE 2700
                              TAMPA, FLORIDA 33602

       PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF
                  SHAREHOLDERS TO BE HELD ON OCTOBER 30, 2001

         The undersigned hereby appoints Roy E. Crippen, III and Karen L. Surplus, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them or their substitutes to represent and to vote, as designated below, all the shares of stock of IBS Interactive, Inc. held of record by the undersigned on September 21, 2001, at the annual meeting of shareholders to be held on October 30, 2001 or any adjournment thereof.

1.       ELECTION OF DIRECTORS      [ ]  FOR all nominees listed below                    [ ]  WITHHOLD AUTHORITY
                                         (except as marked to the contrary below).        to vote for all nominees listed below .

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW)

         Nicholas R. Loglisci, Jr., Roy E. Crippen, III, O.G. Greene, Bruce E. Fike, Ahmad Al-Khaled

2.       PROPOSAL TO APPROVE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF
         COMMON STOCK

                       [ ] FOR                               [ ]  AGAINST                        [ ]  ABSTAIN

3.       PROPOSAL TO APPROVE AN AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO DIGITAL
         FUSION, INC.

                       [ ] FOR                               [ ]  AGAINST                        [ ]  ABSTAIN

4.       In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                       [ ] FOR                               [ ]  AGAINST                        [ ]  ABSTAIN

         The shares represented by this proxy will be voted as directed. If no direction is given, they will be voted for the election of directors and for proposals in items 2, 3 and 4.

         Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED: __________________________________, 2001
PLEASE MARK, SIGN, DATE AND RETURN                                      Signature
THE PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE

--------------


                                                                        Signature if held jointly